Touchstone Variable Series Trust
                     Supplement dated April 10, 2001 to the
                          Prospectus dated May 1, 2000


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 41 OF THE PROSPECTUS:

FUND SUB-ADVISOR TO THE TOUCHSTONE STANDBY INCOME FUND
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FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 East Fourth Street, Cincinnati, OH 45202

TOUCHSTONE STANDBY INCOME FUND: Scott Weston has managed the Standby Income
Fund since April of 2001. He joined Fort Washington's fixed income management team in October of 1999 when Fort Washington acquired Countrywide Investments. Prior to 1999, Mr. Weston was a portfolio manager with Countrywide Investments since June of 1994.